AMENDED AND RESTATED BYLAWS

                                   OF

                    PORTLAND GENERAL ELECTRIC COMPANY



                          An Oregon Corporation


                            Date of Adoption
                               May 1, 1998

(Section 2 of Article VII of these Bylaws shall be effective as of July 1, 1997, to the extent that such Section (i) would provide broader indemnification rights than those contained in the bylaws in effect prior to the date hereof, or (ii) would provide indemnification rights to persons not covered by the bylaws in effect prior to the date hereof.)

                       AMENDED AND RESTATED BYLAWS

                            Table of Contents

                                                                     PAGE

ARTICLE I ............................................................1

  OFFICES ........................................................... 1
    SECTION 1.  REGISTERED OFFICE ....................................1
    SECTION 2.  OTHER OFFICES.........................................1

ARTICLE II ...........................................................1

  SHAREHOLDERS .......................................................1
    SECTION 1.  PLACE OF MEETINGS.....................................1
    SECTION 2.  QUORUM; ADJOURNMENT OF MEETINGS.......................1
    SECTION 3.  ANNUAL MEETINGS.......................................2
    SECTION 4.  SPECIAL MEETINGS......................................2
    SECTION 5.  RECORD DATE...........................................2
    SECTION 6.  NOTICE OF MEETINGS....................................3
    SECTION 7.  SHAREHOLDER LIST......................................3
    SECTION 8.  PROXIES...............................................4
    SECTION 9.  VOTING; ELECTIONS; INSPECTORS.........................4
    SECTION 10.  CONDUCT OF MEETINGS..................................5
    SECTION 11.  VOTING OF CERTAIN SHARES ............................5
    SECTION 12.  ACTION WITHOUT MEETING...............................5
    SECTION 13. BUSINESS TO BE BROUGHT BEFORE THE ANNUAL MEETING......6

ARTICLE III...........................................................7

  BOARD OF DIRECTORS..................................................7
    SECTION 1.  POWER; NUMBER; TERM OF OFFICE.........................7
    SECTION 2.  ADVISORY DIRECTORS AND DIRECTORS EMERITUS.............7
    SECTION 3.  QUORUM; VOTING........................................8
    SECTION 4.  PLACE OF MEETINGS; ORDER OF BUSINESS..................8
    SECTION 5.  FIRST MEETING.........................................8
    SECTION 6.  REGULAR MEETINGS......................................8
    SECTION 7.  SPECIAL MEETINGS......................................8
    SECTION 8.  NOMINATION OF DIRECTORS...............................9
    SECTION 9.  REMOVAL..............................................10
    SECTION 10.  VACANCIES; INCREASES IN THE NUMBER OF DIRECTORS.....10
    SECTION 11.  COMPENSATION........................................10
    SECTION 12.  ACTION WITHOUT A MEETING; TELEPHONE CONFERENCE
                 MEETINGS............................................10
    SECTION 13.  APPROVAL OR RATIFICATION OF ACTS OR CONTRACTS
                 BY SHAREHOLDERS.....................................11

ARTICLE IV...........................................................11

  COMMITTEES.........................................................11
    SECTION 1.  EXECUTIVE COMMITTEE..................................11
    SECTION 2.  AUDIT COMMITTEE......................................11
    SECTION 3.  OTHER COMMITTEES.....................................11
    SECTION 4.  PROCEDURE; MEETINGS; QUORUM..........................12
    SECTION 5.  SUBSTITUTION AND REMOVAL OF MEMBERS; VACANCIES.......12
    SECTION 6.  LIMITATION ON POWER AND AUTHORITY OF COMMITTEES......12

ARTICLE V............................................................13

  OFFICERS...........................................................13
    SECTION 1.  NUMBER, TITLES AND TERM OF OFFICE....................13
    SECTION 2.  POWERS AND DUTIES OF THE CHAIRMAN OF THE BOARD.......13

    SECTION 3.  POWERS AND DUTIES OF THE CHIEF EXECUTIVE OFFICER.....13
    SECTION 4.  POWERS AND DUTIES OF THE PRESIDENT...................13
    SECTION 5.  POWERS AND DUTIES OF THE VICE CHAIRMAN OF THE BOARD..14
    SECTION 6.  VICE PRESIDENTS......................................14
    SECTION 7.  GENERAL COUNSEL......................................14
    SECTION 8   SECRETARY............................................14
    SECTION 9.  DEPUTY CORPORATE SECRETARY AND ASSISTANT
                SECRETARIES..........................................15
    SECTION 10.  TREASURER...........................................15
    SECTION 11.  ASSISTANT TREASURERS................................15
    SECTION 12.  ACTION WITH RESPECT TO SECURITIES OF OTHER
                 CORPORATIONS........................................15
    SECTION 13.  DELEGATION..........................................15

ARTICLE VI...........................................................16

  CAPITAL STOCK......................................................16
    SECTION 1.  CERTIFICATES OF STOCK................................16
    SECTION 2.  TRANSFER OF SHARES...................................16
    SECTION 3.  OWNERSHIP OF SHARES..................................16
    SECTION 4.  REGULATIONS REGARDING CERTIFICATES...................17
    SECTION 5.  LOST OR DESTROYED CERTIFICATES.......................17

ARTICLE VII..........................................................17

  LIABILITY OF DIRECTORS AND INDEMNIFICATION.........................17
    SECTION 1.  PERSONAL LIABILITY OF DIRECTORS......................17
    SECTION 2.  INDEMNIFICATION......................................17

ARTICLE VIII.........................................................19

  MISCELLANEOUS PROVISIONS...........................................19
    SECTION 1.  FISCAL YEAR..........................................19
    SECTION 2.  CORPORATE SEAL.......................................19
    SECTION 3.  NOTICE AND WAIVER OF NOTICE..........................19
    SECTION 4.  FACSIMILE SIGNATURES.................................20
    SECTION 5.  RELIANCE UPON BOOKS, REPORTS AND RECORDS.............20
    SECTION 6.  APPLICATION OF BYLAWS................................20

ARTICLE IX...........................................................20

  AMENDMENTS.........................................................20

                       AMENDED AND RESTATED BYLAWS

                                   OF

                    PORTLAND GENERAL ELECTRIC COMPANY


                                Article I

                                 OFFICES

     SECTION  1.   REGISTERED  OFFICE.   The  registered  office  of  the
Corporation required by the Oregon  Business Corporation Act to be
maintained  in  the  State  of  Oregon   shall   be CT
Corporation System, 520 S. W. Yamhill, Suite 800, Portland, Oregon 97204, or such other office as may be designated from time to time by the Board of Directors in the manner provided by law.

     SECTION 2. OTHER OFFICES. The Corporation may also have offices at such other places both within and without the State of Oregon as the Board of Directors may from time to time determine or the business of the Corporation may require.

                               Article II

                           SHAREHOLDERS

     SECTION 1. PLACE OF MEETINGS. All meetings of the shareholders shall be held at the principal office of the Corporation, or at such other place within or without the State of Oregon as shall be specified or fixed in the notices or waivers of notice thereof.

     SECTION 2. QUORUM; ADJOURNMENT OF MEETINGS. Unless otherwise required by law or provided in the Articles of Incorporation, (i) the holders of a majority of the voting power attributable to the shares issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at any meeting of shareholders for the transaction of business, (ii) in all matters other than election of directors, the affirmative vote of the holders of a majority of the voting power attributable to such shares so present or represented and voting at any meeting of shareholders at which a quorum is present shall constitute the act of the shareholders, and (iii) where a separate vote by a class or classes is required, a majority of the voting power attributable to the outstanding shares of such class or classes, present in person or represented by proxy shall constitute a quorum entitled to take action with respect to that vote on that matter and the affirmative vote of the majority of the voting power attributable to the shares of such class or classes present in person or represented and voting by proxy at the meeting shall be the act of such class.

     Directors shall be elected by a plurality of the votes cast by the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

     Notwithstanding  the  Articles  of   Incorporation  or
the other provisions of these  Bylaws, the chairman of the meeting or the holders of a majority of the voting power attributable to the issued and outstanding shares, present in person or represented by proxy and entitled to vote thereat, at any meeting of shareholders, whether or not a quorum is present, shall have the power to adjourn such meeting from time to time, without any notice other than announcement at the meeting of the time and place of the holding of the adjourned meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at such meeting. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally called.

     SECTION 3. ANNUAL MEETINGS. An annual meeting of the shareholders, for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place (within or without the State of Oregon), on such date, and at such time as the Board of Directors shall fix and set forth in the notice of the meeting, which date shall be within thirteen (13) months subsequent to the last annual meeting of shareholders.

     SECTION 4.  SPECIAL  MEETINGS.   Unless  otherwise  provided  in the
Articles    of     Incorporation,    special   meetings   of   the
shareholders for any purpose or purposes may be called at any time by the Chairman of the Board, by the President, by the Vice Chairman of the Board, by a majority of the Board of Directors, or by a majority of the Executive Committee (if any), or, to the extent required by law, by the holders of not less than 10% of all shares entitled to vote on any issue at the proposed special meeting, if such holders sign, date and deliver to the Corporation's Secretary one or more written demands for the meeting describing the purpose or purposes for which it is to be held, then in each case, at such time and at such place as may be stated in the notice of the meeting. Business transacted at a special meeting shall be confined to the purpose(s) stated in the notice of such meeting.

     SECTION 5. RECORD DATE. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders, or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of shares or for the purpose of any other lawful action, the Board of Directors of the Corporation may fix a date as the record date for any such determination of shareholders, which record date shall not precede the date on which the resolutions fixing the record date are adopted and which record date, in the case of a meeting of shareholders, shall not be more than seventy (70) days nor less than ten (10) days before the date of such meeting of shareholders, nor, in the case of any other action, more than seventy (70) days prior to any such action.

     If the Board of Directors does not fix a record date for any meeting
of   the   shareholders,   the   record   date   for   determining
shareholders  entitled  to  notice  of  or to vote at such meeting shall be at the close of business on the day  before  notice is mailed  or  otherwise transmitted to shareholders.  If the  Board  of
Directors   does    not    fix    the   record
date   for   determining
shareholders for any other purpose,  the  record date shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of shareholders
of  record  entitled   to   notice   of  or  to  vote  at  a  meeting  of
shareholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting and must do so if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

     For the purpose of determining the shareholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If the Board of Directors does not fix the record date, the record date for determining shareholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is necessary, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation at its registered office in the State of Oregon, at its principal place of business, or to  an  officer  or agent of the Corporation
having  custody  of  the  book  in  which  proceedings   of  meetings  of
shareholders    are    recorded.    Delivery    made   to   the
Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If the Board of Directors does not fix the record date, and prior action by the Board of Directors
is  necessary,   the  record  date  for  determining  shareholders
entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

     SECTION 6. NOTICE OF MEETINGS. Written notice of the place, date and hour of all meetings, and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be given by or at the direction of the Chairman of the Board, the President, the Vice Chairman of the Board, the Secretary or other person(s) calling the meeting to each shareholder entitled to vote thereat not less than ten (10) nor more than sixty (60) days before the date of the meeting. Such notice is given when deposited in the United States mail, postage prepaid, directed to the shareholder at such shareholder's address as it appears on the records of the Corporation.

     SECTION   7.    SHAREHOLDER   LIST.   A  complete   list   of
shareholders    entitled    to    vote    at   any   meeting    of
shareholders, arranged in alphabetical order  for  each  class  of shares and showing the address of each such shareholder and
the  number  of shares registered in the name of such shareholder, shall be open to the examination of any shareholder, for any purpose germane to the meeting, during ordinary business hours, beginning two business days after notice of the meeting is given for which the list was prepared and continuing through the meeting, either  at  the  Corporation's principal office, or at a place within the city where the  meeting  is  to  be held, which place shall be
specified  in  the  notice  of  the meeting.   The  shareholder
list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any shareholder or such shareholder's agent or attorney during the meeting or any adjournment thereof.

     SECTION 8. PROXIES. Each shareholder entitled to vote at a meeting of shareholders may authorize another person or persons to act for him by proxy. Proxies for use at any meeting of shareholders shall be filed with the Secretary, or such other officer as the Board of Directors may from time to time determine by resolution, before or at the time of the meeting. All proxies shall be received and taken charge of and all ballots shall be received and canvassed by the secretary of the meeting, who shall decide all questions touching upon the qualification of voters, the validity of the proxies, and the acceptance or rejection of votes, unless an inspector or inspectors shall have been duly appointed as provided in Section 9 of
Article II hereof, in which event such inspector or inspectors shall decide all such questions.

     No proxy shall be valid after eleven (11) months from its date, unless the proxy provides for a longer period. Each proxy shall be revocable unless expressly provided therein to be irrevocable and coupled with an interest sufficient in law to support an irrevocable power.

     Should a proxy designate two or more persons to act as proxies, unless such instrument shall provide the contrary, a majority of such persons present at any meeting at which their powers thereunder are to be exercised shall have and may exercise all the powers of voting or giving consents thereby conferred, or if only one be present, then such powers may be exercised by that one; or, if an even number attend and a majority do not agree on any particular issue, each person designated to act as proxy and so attending shall be entitled to exercise such powers in respect of such portion of the shares as is equal to the reciprocal of the fraction equal to the number of persons designated to act as proxies and in attendance divided by the total number of shares represented by such proxies.

     SECTION 9. VOTING; ELECTIONS; INSPECTORS. Unless otherwise required by law or provided in the Articles of Incorporation, each shareholder shall on each matter submitted to a vote at a meeting of shareholders have one vote for each share of stock entitled to vote which is registered in his name on the record date for the meeting. For the purposes hereof, each election to fill a directorship shall constitute a separate matter. Shares registered in the name of another corporation, domestic or foreign, or other legal entity may be voted by such officer, agent or proxy as the bylaws
(or comparable instrument) of such corporation or other legal entity may prescribe, or in the absence of such provisions, as the Board of Directors (or comparable body) of such corporation or other legal entity may determine. Shares registered in the name of a deceased person may be voted by the executor or administrator of such person's estate, either in person or by proxy.

     All voting, except as required by the Articles of Incorporation or where otherwise required by law, may be by a voice vote;
provided, however, upon request of the chairman of the meeting or upon demand therefor by shareholders holding a majority of the issued and outstanding shares present in person or by proxy at any meeting, a stock vote shall be taken. Every stock vote shall be taken by written ballots, each of which shall state the name of the shareholder or proxy voting and such other information as may be required under the procedure established for the meeting. All elections of directors shall be by written ballots, unless otherwise provided in the Articles of Incorporation.

     In advance of any meeting of shareholders,  the  Chairman  of the  Board,  the  Vice Chairman of the Board, the President or the
Board of Directors shall appoint one or more inspectors, each of whom shall subscribe an oath or affirmation to execute faithfully the duties of inspector at such meeting with strict impartiality and according to the best of such inspector's ability. Such inspector(s) shall receive the written ballots, count the votes, make and sign a certificate of the result thereof and take such further action as may be required of the inspector(s) under the laws of the State of Oregon. The
Chairman of the Board, the Vice Chairman of the Board, the President or the Board of Directors may appoint any person to serve as inspector, except no candidate for the office of director shall be appointed as an inspector.

     Unless otherwise provided in the Articles of Incorporation, cumulative voting for the election of directors shall be prohibited.

     SECTION 10. CONDUCT OF MEETINGS. The meetings of the shareholders shall be presided over by the Chairman of the Board, or if the Chairman of the Board is not present, by the President, or if the President is not present, by the Vice Chairman of the Board, or if none of the Chairman of the Board, the President and the Vice Chairman of the Board is present, by a chairman elected at the meeting. The Secretary of the Corporation, if present, shall act as secretary of such meetings, or if the Secretary is not present, the Deputy Corporate
Secretary or an Assistant Secretary shall so act; if none of the Secretary, the Deputy Corporate Secretary and an Assistant Secretary is present, then a secretary shall be appointed by the chairman of the
meeting.   The  chairman  of  any  meeting  of shareholders  shall
determine the order of business and, subject to the requirements of the laws of the State of Oregon, the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seem to the chairman in order.

     SECTION  11.   VOTING  OF  CERTAIN  SHARES.  No  other
corporation of which the Corporation owns a majority of the shares entitled to vote in the election of directors of such other corporation shall vote, directly or indirectly, shares of the Corporation's stock owned by such other corporation, and such shares shall not be counted for quorum purposes. Nothing in this Section 11 shall be construed as limiting the right of the Corporation to vote shares, including but not limited to its own shares, held by it in a fiduciary capacity.

     SECTION 12. ACTION WITHOUT MEETING. Unless otherwise provided in the Articles of Incorporation, any action permitted or required by law, the Articles of Incorporation or these Bylaws to be taken at a meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote thereon and shall be delivered to the Corporation by delivery to its registered office in the state of incorporation, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of shareholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.

     Every written consent shall bear the date of signature of each shareholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, written consents signed by all shareholders are delivered to the Corporation in the manner required by this Section 12 within sixty
(60) days of the earliest dated  consent.   Any  action  taken  by
written consent is effective when the last shareholder signs, unless the consent specifies an earlier or later date.



     SECTION 13. BUSINESS TO BE BROUGHT BEFORE THE ANNUAL MEETING. To be properly brought before the annual meeting of shareholders, business must be either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a shareholder of the Corporation who is a shareholder of record at the time of giving of notice provided for in this Section 13, who shall be entitled  to vote at such meeting and  who complies with the notice procedures set forth  in  this  Section
13. In addition to any other applicable requirements, for business to be brought before an annual meeting by a shareholder of the Corporation, the shareholder  must  have  given  timely notice thereof in writing to the Secretary of the Corporation. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than 120 days prior to the anniversary date of the proxy statement for the preceding annual meeting of shareholders of the Corporation.
A shareholder's notice to the Secretary shall set forth as to each matter (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Corporation's books, of the shareholder proposing such business,
(iii) the acquisition date, the class and the number of shares of voting stock of the Corporation which are owned beneficially by the shareholder, (iv) any material interest of the shareholder in such business, and (v) a representation that the shareholder intends to appear in person or by proxy at the meeting to bring the proposed business before the meeting.

     Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at the annual meeting except in accordance with the procedures set forth in this Section 13.

     The chairman of the annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this
Section 13, and if the chairman should so determine, the chairman shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

     Notwithstanding the foregoing provisions of this Section 13, a shareholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder with respect to the matters set forth in this
Section 13.

                               Article III

                           BOARD OF DIRECTORS

     SECTION 1. POWER; NUMBER; TERM OF OFFICE. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, and subject to the restrictions imposed by law or the Articles of Incorporation, the Board of Directors may exercise all the powers of the Corporation.

     The number of directors that shall constitute the whole Board of Directors shall be determined from time to time by the Board of Directors (provided that no decrease in the number of directors which would have the effect of shortening the term of an incumbent director may be made by the Board of Directors). If the Board of Directors makes no such determination, the number of directors shall be three.
Each director shall hold office until such director's successor shall have been elected and qualified or until such director's earlier death, resignation or removal.

     Unless otherwise provided in the Articles of Incorporation, directors need not be shareholders nor residents of the State of Oregon.

     SECTION 2.  ADVISORY  DIRECTORS AND DIRECTORS EMERITUS.   The
Board of Directors by a vote of a majority of the directors present and entitled to vote, at any regular or special meeting at which a quorum is present, may designate such number of persons as it may from time to time determine as an "Advisory Director" or may designate a former member of the Board as a "Director Emeritus," if such former member is willing to serve. Each Advisory Director and each Director Emeritus shall serve, subject to the pleasure of the Board of Directors, until the earlier of his resignation, the term set forth by the Board of Directors for such service or until the next succeeding annual meeting of the Board of Directors, following the annual meeting of the shareholders, at which such regular directors are elected. Each Advisory Director and each Director Emeritus shall be notified of all regular or special meetings of the Board of Directors, shall be entitled to attend and participate therein, but shall not be entitled to vote. Each Advisory Director and each Director Emeritus shall be entitled to fees for serving as an Advisory Director or Director Emeritus, as the case may be, as determined by majority vote of the directors present and entitled to vote, at any regular or special meeting at which a quorum is present. Each Advisory Director and each Director Emeritus shall also be reimbursed for any necessary expenses of attending directors' meetings.

 An Advisory Director or Director Emeritus may serve in an advisory capacity on any committees adopted by resolution of a majority of the whole Board of Directors, but such Advisory Director or Director Emeritus shall have no power to vote or to exercise the powers of the Board of Directors or any regular director on such committees or in the business or affairs of the Corporation and shall not be included in determining the requisite number of "directors" that are required to constitute and to serve on any such committees as provided in Article IV of these Bylaws.

     Any person serving as an Advisory Director or Director Emeritus shall be treated as a "director" for purposes of the provisions set forth in Article VII.

     SECTION 3. QUORUM; VOTING. Unless otherwise provided in the Articles of Incorporation, a majority of the total number of directors shall constitute a quorum for the transaction of business of the Board of Directors and the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

     SECTION  4.   PLACE  OF  MEETINGS; ORDER  OF  BUSINESS.   The
directors may hold their meetings and may have an office and keep the books of the Corporation, except as otherwise provided by law, in such place or places, within or without the State of Oregon, as the Board of Directors may from time to time determine. At all meetings of the Board of Directors business shall be transacted in such order as shall from time to time be determined by the Chairman of the Board, or in the Chairman of the Board's absence by the President (should the President be a director), or in the President's absence by the Vice Chairman of the Board, or by the Board of Directors.

     SECTION  5.  FIRST MEETING.   Each  newly  elected  Board  of
Directors may hold its first meeting for the purpose of organization and the transaction of business, if a quorum is present, immediately after and at the same place as the annual meeting of the shareholders.
Notice of such meeting shall not be required. At the first meeting of the Board of Directors in each year at which a quorum shall be present, held next after the annual meeting of shareholders, the Board of Directors shall elect the officers of the Corporation.

     SECTION 6. REGULAR MEETINGS. Regular meetings of the Board of Directors shall be held at such times and places as shall be designated from time to time by the Chairman of the Board or, in the absence of the Chairman of the Board, by the President (should the President be a director), or in the President's absence, by the Vice Chairman of the Board, or by the Board of Directors. Notice of such regular meetings shall not be required.

     SECTION 7. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by the Chairman of the Board, the President (should the President be a director), the Vice Chairman of the Board or, on the written request of any two directors, by the Secretary, in each case on at least twenty-four (24) hours personal, written, telegraphic, cable or wireless notice to each director. Such notice, or any waiver thereof pursuant to Section 3 of Article
VIII, need not state the purpose or purposes of such meeting, except as may otherwise be required by law or provided for in the Articles of Incorporation or these Bylaws. Meetings may be held at any time without notice if all the directors are present or if those not present waive notice of the meeting in writing.

     SECTION 8.  NOMINATION  OF  DIRECTORS.   Only persons who are
nominated in accordance with the following procedures shall be eligible for election as directors, except as otherwise provided in Section 10 of this Article III. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of shareholders(a) by or at the direction of the Board of Directors
or  (b)  by  any  shareholder  of   the   Corporation   who  is  a
shareholder of record at the time of giving of notice provided for in this Section 8, who shall be entitled to vote for the  election of directors at the meeting and who complies with the notice procedures set forth in this Section 8. Such nominations, other than those
made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a shareholder's notice shall be delivered to or mailed and received at the principal executive offices of the Corporation
(i) with respect to an election to be held at the annual meeting of the shareholders of the Corporation, 120 days prior to the anniversary date of the proxy statement for the immediately preceding annual meeting of shareholders of the Corporation, and (ii) with respect to an election to be held at a special meeting of shareholders of the Corporation for the election of directors, not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever first occurs. Such shareholder's notice to the Secretary shall set forth (a) as to each person whom the shareholder proposes to nominate for election or re-election as a director, all information relating to the person that is required to be disclosed in solicitations for proxies for election of directors, or is otherwise required, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including the written consent of such person to be named in the proxy statement as a nominee and to serve as a director if elected); and (b) as to the shareholder giving the notice (i) the name and address, as they appear on the Corporation's books, of such shareholder, and (ii) the class and number of shares of capital stock of the Corporation  which  are beneficially owned
by  the  shareholder.   At  the  request  of  any officer  of  the
Corporation, any person nominated by the Board of Directors for election as a director shall furnish to the Secretary of the Corporation that information required to be set forth in a shareholder's notice of nomination which pertains to the nominee.

     In the event that a person is validly designated as nominee to the Board and shall thereafter become unable or unwilling to stand for election to the Board of Directors, the Board of Directors or the shareholder who proposed such nominee, as the case may be, may designate a substitute nominee.

     Except as otherwise provided in Section  10  of  this Article
III, no person shall be eligible to serve as a director of the Corporation unless nominated in accordance with the procedures set forth
in  this  Section   8.    The   chairman   of   the   meeting   of
shareholders shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by the Bylaws, and if the chairman should so determine, the chairman shall so declare to the meeting and the defective nomination shall be disregarded.

     Notwithstanding the foregoing provisions of this Section 8, a shareholder shall also comply with all applicable requirements of
the  Securities  Exchange Act of 1934, as amended,   and  the  rules  and
regulations thereunder  with  respect  to  the  matters set forth in this
Section 8.

     SECTION 9. REMOVAL. Any director or the entire Board of Directors may be removed, with or without cause by the holders of a majority of the shares then entitled to vote at an election of directors; provided that, with respect to the removal without cause of a director or directors elected by the holders of any class or series entitled to elect one or more directors, only the holders of outstanding shares of that class or series shall be entitled to vote on such removal.

     SECTION 10.  VACANCIES; INCREASES IN THE NUMBER OF DIRECTORS.
Unless otherwise provided in the Articles of Incorporation, vacancies existing on the Board of Directors for any reason and newly created directorships resulting from any increase in the authorized number of directors to be elected by all of the shareholders having the right to vote as a single class may be filled by the affirmative vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director; and any director so chosen shall hold office until the next annual election and until such director's successor shall have been elected and qualified, or until such director's earlier death, resignation or removal.

     SECTION 11. COMPENSATION. Directors and members of standing committees may receive such compensation as the Board of Directors from time to time shall determine to be appropriate, and shall be reimbursed for all reasonable expenses incurred in attending and returning from meetings of the Board of Directors.

     SECTION  12.   ACTION WITHOUT A MEETING; TELEPHONE CONFERENCE
MEETINGS.   Unless  otherwise    restricted   by   the   Articles   of
Incorporation, any action required or permitted to be taken at any meeting of the Board of Directors, or any committee designated by the Board of Directors, may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee. Such consent shall have the same force and effect as a unanimous vote at a meeting and may be stated as such in any document or instrument filed with the Secretary of State of the State of Oregon.

     Unless  otherwise  restricted  by  the Articles of  Incorporation
, subject to the requirement for notice of meetings, members of the Board of Directors or members of any committee designated by the Board of Directors may participate in a meeting of such Board of Directors or committee, as the case may be, by means of a conference telephone connection or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in such a meeting shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

     SECTION 13. APPROVAL OR RATIFICATION OF ACTS OR CONTRACTS BY SHAREHOLDERS. The Board of Directors in its discretion may submit any act or contract for approval or ratification at any annual meeting of the shareholders, or at any special meeting of the shareholders called for the purpose of considering any such act or contract, and any act or contract that shall be approved or be ratified by the affirmative vote of the holders of a majority of the
voting  power  attributable   to  such  shares  so  present  or
represented  and  voting   at   such   meeting   of   shareholders
(provided that a quorum is present) shall be as valid and as binding upon the Corporation and upon all the shareholders as if it has been approved or ratified by every shareholder of the Corporation.

                               Article IV

                               COMMITTEES

     SECTION 1. EXECUTIVE COMMITTEE. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate an Executive Committee consisting of two or more of the directors of the Corporation, one of whom shall be designated chairman of the Executive Committee. During the intervals between the meetings of the Board of Directors, the Executive Committee shall possess and may exercise all the powers of the Board of Directors, except as provided in
Section 6 of this Article IV. The Executive Committee shall also have, and may exercise, all the powers of the Board of Directors, except as aforesaid, whenever a quorum of the Board of Directors shall fail to be present at any meeting of the Board.

     SECTION 2. AUDIT COMMITTEE. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate an Audit Committee consisting of two or more of the directors of the Corporation, one of whom shall be designated chairman of the Audit Committee. The Audit Committee shall have and may exercise such powers and authority as provided in the resolution creating it and as determined from time to time by the Board of Directors, except as provided in Section 6 of this Article IV.

     SECTION 3. OTHER COMMITTEES. The Board of Directors may, by resolution passed from time to time by a majority of the whole Board of Directors, designate such other committees as it shall see fit consisting of two or more of the directors of the Corporation, one of whom shall be designated chairman of each such committee. Any such committee shall have and may exercise such powers and authority as provided in the resolution creating it and as determined from time to time by the Board of Directors, except as provided in Section 6 of this Article IV.

     SECTION 4. PROCEDURE; MEETINGS; QUORUM. Any committee designated pursuant to this Article IV shall keep regular minutes of its actions and proceedings in a book provided for that purpose and report the same to the Board of Directors at its meeting next succeeding such action, shall fix its own rules or procedures, and shall meet at such times and at such place or places as may be provided by such rules, or by such committee or the Board of Directors. Should a committee fail to fix its own rules, the provisions of these Bylaws, pertaining to the calling of meetings and conduct of business by the Board of Directors, shall apply as nearly as practicable. At every meeting of any such committee, the presence of a majority of all the members thereof shall constitute a quorum, except as provided in Section 5 of this Article IV, and the affirmative vote of a majority of the members present shall be necessary for the adoption by it of any resolution.

     SECTION 5. SUBSTITUTION AND REMOVAL OF MEMBERS; VACANCIES. The Board of Directors may designate one or more directors as alternate members of any committee who may replace any absent or disqualified member at any meeting of such committee. The Board of Directors shall have the power at any time to remove any member(s) of a committee and to appoint other directors in lieu of the person(s) so removed and shall also have the power to fill vacancies in a committee.

     SECTION  6.  LIMITATION ON POWER AND AUTHORITY  OF  COMMITTEES.   No
committee of the Board of Directors shall have the power or authority of the Board of Directors to:

          (a) authorize distributions, except as may be permitted by paragraph (g) hereof;

          (b) approve or propose to shareholders actions that are required under the Oregon Business Corporation Act to be approved by shareholders;

          (c) fill vacancies on the Board of Directors or on any of its committees;

          (d) amend the Articles of Incorporation pursuant to Oregon Revised Statutes Section 60.434, except as may be necessary to document a determination of the relative rights, preferences and limitations of a class or series of shares by a committee or an officer of the Corporation as permitted by paragraph (h) hereof;

          (e)  adopt, amend or repeal these Bylaws;

          (f)  approve   a  plan  of  merger  not  requiring  shareholder
approval;

          (g) authorize or approve reacquisition of shares, except within limits prescribed by the Board of Directors; or

          (h) authorize or approve the issuance or sale or contract for sale of shares or determine the designation and relative rights, preferences and limitations of a class or series of shares, except that the Board of Directors may authorize a committee or an officer of the Corporation to do so (i) pursuant to a stock option or other stock compensation plan, or (ii) by approving the maximum number of shares to be issued and delegating the authority to determine all or any part of the terms of the issuance or sale or contract of sale and the designation and relative rights, preferences and limitations of the class or series of shares.

                                Article V

                                OFFICERS

     SECTION 1. NUMBER, TITLES AND TERM OF OFFICE. The officers of the Corporation shall be a Chairman of the Board, a President, one or more Vice Presidents (any one or more of whom may be designated Executive Vice President or Senior Vice President), a Treasurer, a Secretary, a General Counsel and such other officers as the Board of Directors may from time to time elect or appoint (including, but not limited to, a Vice Chairman of the Board, a Deputy Corporate Secretary, one or more Assistant Secretaries and one or more Assistant Treasurers). Each officer shall hold office until such officer's successor shall be duly elected and shall qualify or until such officer's death or until such officer shall resign or shall have been removed. Any number of offices may be held by the same person, unless the Articles of Incorporation provide otherwise. Except for the Chairman of the Board and the Vice Chairman of the Board, no officer need be a director.

     SECTION 2. POWERS AND DUTIES OF THE CHAIRMAN OF THE BOARD. The Chairman of the Board shall preside at all meetings of the shareholders and of the Board of Directors; and he shall have such other powers and duties as designated in these bylaws and as from time to time may be assigned to him by the Board of Directors.

     SECTION 3. POWERS AND DUTIES OF THE CHIEF EXECUTIVE OFFICER. The Chairman of the Board shall be the chief executive officer of the Corporation unless the Board of Directors designates the President as chief executive officer. Subject to the control of the Board of Directors and the executive committee (if any), the chief executive officer shall have general executive charge, management and control of the properties, business and operations of the Corporation with all such powers as may be reasonably incident to such responsibilities; may agree upon and execute all leases, contracts, evidences of indebtedness and other obligations in the name of the Corporation and may sign all certificates for shares of capital stock of the Corporation; and shall have such other powers and duties as designated in accordance with these Bylaws and as from time to time may be assigned to the chief executive officer by the Board of Directors.

     SECTION 4. POWERS AND DUTIES OF THE PRESIDENT. Unless the Board of Directors otherwise determines, the President shall have the authority to agree upon and execute all leases, contracts, evidences of indebtedness and other obligations in the name of the Corporation; and, unless the Board of Directors otherwise determines, the President shall, in the absence of the Chairman of the Board or if there be no Chairman of the Board, preside at all meetings of the shareholders and (should the President be a director) of the Board of Directors; and the President shall have such other powers and duties as designated in accordance with these Bylaws and as from time to time may be assigned to the President by the Board of Directors or the Chairman of the Board.

     SECTION 5. POWERS AND DUTIES OF THE VICE CHAIRMAN OF THE BOARD. The Board of Directors may assign areas of responsibility to the Vice Chairman of the Board, and, in such event, and subject to the overall direction of the Chairman of the Board and the Board of Directors, the Vice Chairman of the Board shall be responsible for supervising the management of the affairs of the Corporation and its subsidiaries within the area or areas assigned and shall monitor and review on behalf of the Board of Directors all functions within the corresponding area or areas of the Corporation and each such subsidiary of the Corporation. In the absence of the President, or in the event of the President's inability or refusal to act, the Vice Chairman of the Board shall perform the duties of the President, and when so acting shall have all the powers of and be subject to all the restrictions upon the President. Further, the Vice
Chairman of the Board shall have such other powers and duties as designated in accordance with these Bylaws and as from time to time may be assigned to the Vice Chairman of the Board by the Board of Directors or the Chairman of the Board.

     SECTION 6. VICE PRESIDENTS. Subject to any restrictions that may be imposed by the Board of Directors, each Vice President shall at all times possess power to sign all certificates, contracts and other instruments of the Corporation, except as otherwise limited in writing by the Chairman of the Board, the President or the Vice Chairman of the Board of the Corporation. Each Vice President shall have such other powers and duties as from time to time may be assigned to such Vice President by the Board of Directors, the Chairman of the Board, the President or the Vice Chairman of the Board.

     SECTION 7. GENERAL COUNSEL. The General Counsel shall act as chief legal advisor to the Corporation. The General Counsel may have one or more staff attorneys and assistants, and may retain other attorneys to conduct the legal affairs and litigation of the Corporation under the General Counsel's supervision.

     SECTION 8 SECRETARY. The Secretary shall keep the minutes of all meetings of the Board of Directors, committees of the Board of Directors and the shareholders, in books provided for that purpose; shall attend to the giving and serving of all notices; may in the name of the Corporation affix the seal of the Corporation to any contract of the Corporation and attest the affixation of the seal of the Corporation thereto; may sign with the other appointed officers all certificates for shares of capital stock of the Corporation; shall have charge of the certificate books, transfer books and stock ledgers, and such other books and papers as the Board of Directors may direct, all of which shall at all reasonable times be open to inspection of any director upon application at the office of the Corporation during business hours; shall have such other powers and duties as designated in these Bylaws and as from time to time may be assigned to the Secretary by the Board of Directors, the Chairman of the Board, the President or the Vice Chairman of the Board; and shall in general perform all acts incident to the office of Secretary, subject to the control of the Board of Directors, the Chairman of the Board, the President or the Vice Chairman of the Board.

     SECTION 9. DEPUTY CORPORATE SECRETARY AND ASSISTANT SECRETARIES. The Deputy Corporate Secretary and each Assistant Secretary shall have the usual powers and duties pertaining to such offices, together with such other powers and duties as designated in these Bylaws and as from time to time may be assigned to the Deputy Corporate Secretary or an Assistant Secretary by the Board of Directors, the Chairman of the Board, the President, the Vice Chairman of the Board or the Secretary. The Deputy Corporate Secretary shall exercise the powers of the Secretary during that officer's absence or inability or refusal to act.

     SECTION 10. TREASURER. Subject to any restrictions that may be imposed by the Board of Directors, the Treasurer shall have responsibility for the custody and control of all the funds and securities of the Corporation, and shall have such other powers and duties as designated in these Bylaws and as from time to time may be assigned to the Treasurer by the Board of Directors, the Chairman of the Board, the President or the Vice Chairman of the Board. The Treasurer shall perform all acts incident to the position of Treasurer, subject to the control of the Board of Directors, the Chairman of the Board, the President and the Vice Chairman of the Board; and the Treasurer shall, if required by the Board of Directors, give such bond for the faithful discharge of the Treasurer's duties in such form as the Board of Directors may require.

SECTION 11.  ASSISTANT TREASURERS.   Each  Assistant Treasurer shall
have the usual powers and duties pertaining to such office, together with such other powers and duties as designated in these Bylaws and as from time to time may be assigned to each Assistant Treasurer by the Board of Directors, the Chairman of the Board, the President, the Vice Chairman of the Board or the Treasurer. Any Assistant Treasurer may exercise the powers of the Treasurer during that officer's absence or inability or refusal to act.

     SECTION 12. ACTION WITH RESPECT TO SECURITIES OF OTHER CORPORATIONS. Unless otherwise directed by the Board of Directors, the Chairman of the Board, the President or the Vice Chairman of the Board, together with the Secretary, the Deputy Corporate Secretary or any Assistant Secretary shall have power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of security holders of or with respect to any action of security holders of any other corporation in which this Corporation may hold securities and otherwise to exercise any and all rights and powers which this Corporation may possess by reason of its ownership of securities in such other corporation.

     SECTION 13. DELEGATION. For any reason that the Board of Directors may deem sufficient, the Board of Directors may, except where otherwise provided by statute, delegate the powers or duties of any officer to any other person, and may authorize any officer to delegate specified duties of such officer to any other person. Any such delegation or authorization by the Board shall be effected from time to time by resolution of the Board of Directors.

                               Article VI

                              CAPITAL STOCK

     SECTION 1. CERTIFICATES OF STOCK. The certificates for shares of the capital stock of the Corporation shall be in such form, not
inconsistent  with  that  required   by   law   and  the  Articles  of
Incorporation, as shall be approved by the Board of Directors. Every holder of shares represented by certificates shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman of the Board, President, Vice Chairman of the Board or a Vice President and the Secretary, Deputy Corporate Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer of the Corporation representing the number of shares (and, if the shares of the Corporation shall be divided into classes or series, certifying the class and series of such shares) owned by such shareholder which are registered in certified form; provided, however, that any of or all the signatures on the certificate may be facsimile. The stock record books and the blank stock certificate books shall be kept by the Secretary, or at the office of such transfer agent or transfer agents as the Board of Directors may from time to time determine. In case any officer, transfer agent or registrar who shall have signed or whose facsimile signature or signatures shall have been placed upon any such certificate or certificates shall have ceased to be such officer, transfer agent or registrar before such certificate is issued by the Corporation, such certificate may nevertheless be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. The stock certificates shall be consecutively numbered and shall be entered in the books of the Corporation as they are issued and shall exhibit the holder's name and number of shares.

     SECTION 2. TRANSFER OF SHARES. The shares of stock of the Corporation shall be transferable only on the books of the Corporation by the holders thereof in person or by their duly authorized attorneys or legal representatives upon surrender and cancellation of certificates for a like number of shares. Upon surrender to the Corporation or a transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

     SECTION 3. OWNERSHIP OF SHARES. The Corporation shall be entitled to treat the holder of record of any share or shares of capital stock of the Corporation as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Oregon.

     SECTION 4. REGULATIONS REGARDING CERTIFICATES. The Board of Directors shall have the power and authority to make all such rules and regulations as they may deem expedient concerning the issue, transfer and registration or the replacement of certificates for shares of capital stock of the Corporation.

     SECTION 5. LOST OR DESTROYED CERTIFICATES. The Board of Directors may determine the conditions upon which the Corporation may issue a new certificate for shares in place of a certificate theretofore issued by it which is alleged to have been lost, stolen or destroyed and may require the owner of such certificate or such owner's legal representative to give bond, with surety sufficient to indemnify the Corporation and each transfer agent and registrar against any and all losses or claims which may arise by reason of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate in the place of the one so lost, stolen or destroyed.

                               Article VII

              LIABILITY OF DIRECTORS AND INDEMNIFICATION

     SECTION 1. PERSONAL LIABILITY OF DIRECTORS. A director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for conduct as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for any unlawful distribution under Oregon Revised Statutes
Section 60.367, or (iv) for any transaction from which the director derived an improper personal benefit. Any repeal or amendment of this provision shall be prospective only and shall not adversely affect any limitation on the liability of a director of the Corporation existing at the time of such repeal or amendment. In addition to the circumstances in which a director of the Corporation is not liable as set forth in the foregoing provisions, a director shall not be liable to the fullest extent permitted by any provisions of the statutes of Oregon hereafter enacted that further limits the liability of a director.

     SECTION 2. INDEMNIFICATION. Each person who was or is made a party to, or is threatened to be made a party to, or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "Proceeding"), by reason of the fact that he or she, or a person of which he or she is the legal representative, is or was a director or officer, of the Corporation or is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, partner, trustee, employee or agent or in any other capacity while serving as a director, officer, partner, trustee, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Oregon Business Corporation Act, as the same exists or may hereafter be amended (but, in the case of any such amendments, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith, and such indemnification shall continue as to a person who has ceased to serve in a capacity to which the above indemnification applies and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in this Section 2, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.
The right to indemnification conferred in this Section 2 shall be a contract right and shall include the right to be paid by the Corporation for expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Oregon Business Corporation Act requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of the proceeding, such payment of expenses shall be made only upon delivery to the Corporation of a written affirmation of the director or officer's good faith belief that such director has met the standard of conduct described in Oregon Revised Statutes Section 60.391 and of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately to be determined that such director or officer is not entitled to be indemnified under this Section 2 or otherwise. The Corporation may, by action of its Board of Directors, provide indemnification to employees and agents of the Corporation not covered by the foregoing with the same scope and effect as the foregoing indemnification of directors and officer.

     If a claim under  this  Section  2  is  not  paid  in  full  by  the
Corporation within thirty (30) days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of
its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Oregon Business Corporation Act for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Oregon Business Corporation Act, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its shareholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

     The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Section 2 shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Articles of Incorporation, bylaw, agreement, vote of shareholders or disinterested directors or otherwise.

     The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Oregon Business Corporation Act.

     The provisions of this Section 2 shall be effective as of July 1, 1997, to the extent that this Section 2 (i) provides broader indemnification rights than those contained in the bylaws in effect prior to May 1, 1998, the date of adoption of these bylaws, or (ii) provides indemnification rights to persons not covered by the bylaws in effect prior to May 1, 1998.

                              Article VIII

                      MISCELLANEOUS PROVISIONS

     SECTION 1.  FISCAL  YEAR.   The fiscal year of the Corporation shall
end on the last day of December of each year.

     SECTION 2. CORPORATE SEAL. The corporate seal shall be circular in form and shall have inscribed thereon the name of the Corporation and the state of its incorporation, which seal shall be in the charge of the Secretary and shall be affixed to certificates of stock, debentures, bonds, and other documents, in accordance with the direction of the Board of Directors, and as may be required by law; however, the Secretary may, if the Secretary deems it expedient, have a facsimile of the corporate seal inscribed on any such certificates of stock, debentures, bonds, contracts or other documents. Duplicates of the seal may be kept for use by the Deputy Corporate Secretary or any Assistant Secretary.

     SECTION 3. NOTICE AND WAIVER OF NOTICE. Whenever any notice is required to be given by law, the Articles of Incorporation or these Bylaws, said notice shall be deemed to be sufficient if given
(i) by telegraphic, cable or wireless transmission (including by telecopy or facsimile transmission) or (ii) by deposit of the same in a post office box or by delivery to an overnight courier service company in a sealed prepaid wrapper addressed to the person entitled thereto at such person's post office address, as it appears on the records of the Corporation, and such notice shall be deemed to have been given on the day of such transmission or mailing or delivery to courier, as the case may be.

     Whenever notice is required to be given by law, the Articles of Incorporation or these Bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person, including without limitation a director, at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the shareholders, directors or members of a committee of directors need be specified in any written waiver of notice unless so required by the Articles of Incorporation or these Bylaws.

     SECTION 4. FACSIMILE SIGNATURES. In addition to the provisions for the use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors.

     SECTION 5. RELIANCE UPON BOOKS, REPORTS AND RECORDS. A member of the Board of Directors, or a member of any committee designated by the Board of Directors, shall, in the performance of such person's duties, be fully protected in relying in good faith upon the records of the Corporation and upon such information, opinion, reports or statements presented to the Corporation by any of the Corporation's officers or employees, or committees of the Board of Directors, or by any other person as to matters the member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

     SECTION 6. APPLICATION OF BYLAWS. In the event that any provisions of these Bylaws is or may be in conflict with any law of the United States, of the State of Oregon or of any other governmental body or power having jurisdiction over this Corporation, or over the subject matter to which such provision of these Bylaws applies, or may apply, such provision of these Bylaws shall be inoperative to the extent only that the operation thereof unavoidably conflicts with such law and shall in all other respects be in full force and effect.

                               Article IX

                               AMENDMENTS

     The  Board of Directors may amend or repeal the
Corporation's Bylaws unless: (a) the Articles of Incorporation reserve the power exclusively to the shareholders in whole or in part, or (b) the shareholders in amending or repealing a particular Bylaw provide expressly that the Board of Directors may not amend or repeal that Bylaw. The Corporation's shareholders may amend or repeal the Corporation's Bylaws even though the Bylaws may also be amended or repealed by the Board of Directors.